UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 9, 2010

Harvest Natural Resources, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-10762	77-0196707
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1177 Enclave Parkway, Suite 300, Houston, Texas		77077
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	281-899-5720

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On April 9, 2010, Harvest Natural Resources, Inc. announced that James A. Edmiston, President and Chief Executive officer, will give a presentation at the Independent Petroleum Association of America (IPAA) Oil and Gas Investment Symposium in New York at 9:35 a.m. EDT on Monday, April 12, 2010. The presentation can be found at www.harvestnr.com. Click on the Investor Relations tab, then the Webcasts and Presentations tab.

On April 12, 2010, Harvest Natural Resources, Inc. issued the press release attached hereto as Exhibit 99.1 announcing additional follow up drilling activity in the Uintah Basin in Duchesne County, Utah.

Item 9.01 Financial Statements and Exhibits.

99.1 Press release, dated April 12, 2010, of Harvest Natural Resources, Inc. titled "Harvest Natural Resources Announces Additional Follow Up Drilling Activity in the Uintah Basin".

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Harvest Natural Resources, Inc.

April 12, 2010	By:	Keith L. Head

Name: Keith L. Head
Title: Vice President and General Counsel

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Exhibit Index

Exhibit No.	Description

99.1	Press release, dated April 12, 2010, of Harvest Natural Resources, Inc. titled "Harvest Natural Resources Announces Additional Follow Up Drilling Activity in the Uintah Basin".